May 1, 2022 (as revised September 1, 2022)

American Century Investments
Prospectus

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Additional Policies Affecting Your Investment	10
Share Price, Distributions and Taxes	12
Multiple Class Information	14
Financial Highlights	15

©2022 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. The table does not include the fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses presented below would have been higher. For information regarding the fees and expenses associated with your variable annuity or variable life insurance contract, please refer to your insurance product prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fee[1]	1.06%	0.96%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.09%	1.24%
Fee Waiver[2]	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.99%	1.14%
1 The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2021.
2 The advisor has agreed to waive 0.10 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example does not include fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses would have been higher. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$101	$337	$592	$1,320
Class II	$116	$384	$672	$1,491
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in securities of companies located in at least three developed countries world-wide (excluding the United States). The fund may also invest in emerging market countries. The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by the fund’s investment advisor. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding stocks of companies that meet their investment criteria and selling the stocks of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund.
Under normal market conditions, the fund’s portfolio managers seek securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace.

Principal Risks
•Foreign Risk – Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Currency Risk – The fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Emerging Markets Risk – Investing in emerging markets countries generally is riskier than investing in foreign developed countries. Emerging markets countries may have unstable governments, economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.
•Growth Stocks Risk – Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk  — A pandemic, caused by the infectious respiratory illness COVID-19, has caused market disruption and other economic impacts. Markets experienced volatility, reduced liquidity, and increased trading costs. The pandemic may continue to impact the fund and its underlying investments.
•Price Volatility Risk – The value of the fund’s shares may fluctuate significantly in the short term.
•ESG Integration Risk – When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss or increase the fund’s transaction costs. To the extent that an insurance company has a large position in the fund, the fund may experience relatively large redemptions if such insurance company reallocates its assets.
•Single Country Risk — Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a mutual fund that is more widely diversified.
•Principal Loss Risk – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Fees associated with your variable annuity or variable life insurance contract are not reflected in the chart or table below. Had they been included, returns presented below would have been lower. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 22.63%          Lowest Performance Quarter (1Q 2020): -19.12%

Average Annual Total Returns For the calendar year ended December 31, 2021	1 year	5 years	10 years
Class I	8.75%	14.35%	10.06%
Class II	8.60%	14.16%	9.89%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.26%	9.54%	8.02%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	11.25%	13.58%	10.07%

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Rajesh Gandhi, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2002.
Jim Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2009.
Purchase and Sale of Fund Shares
The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.
Tax Information
Consult the prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund is offered as an underlying investment option for variable annuity or life insurance contracts. The fund and its related companies pay the sponsoring insurance company and its related companies for distribution and other services. These payments may influence the insurance company to include the fund over another investment as an option in its products. Ask your salesperson or visit your insurance company’s website for more information.

Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks capital growth.
What are the fund’s principal investment strategies?
The fund’s assets will be primarily invested in equity securities of companies located in at least three developed countries (excluding the United States). The fund generally invests in securities denominated in foreign currencies.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.
The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by the fund’s investment advisor. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.
Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio managers seek securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund.
In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. However, the fund can purchase other types of securities as well, such as forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fund invests primarily in securities issued by companies located in developed countries. The fund considers a security to be from a developed country if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The fund may also invest in securities issued by companies located in emerging markets countries. The fund considers a security to be an emerging market security if its issuer is located outside of the countries listed above.
In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?
Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
In addition, investments in foreign countries are subject to currency risk, meaning that because the fund’s investments are generally denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.
Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio manager’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.
Market performance tends to be cyclical, and, in various cycles, certain investment styles may fall in and out of favor. If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
A pandemic, caused by the infectious respiratory illness COVID-19, caused travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain interruptions, lower consumer demand, layoffs, credit downgrades, and defaults among other economic impacts. Certain markets experienced temporary closures, extreme volatility, losses, reduced liquidity and increased trading costs. The pandemic may continue to impact the fund and its underlying investments.
The portfolio managers may buy a large amount of a company’s stock quickly, and may dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.
When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that an insurance company has a large position in the fund, the fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that country or region than funds that invest more broadly.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management
Who manages the fund?
The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (ACIM or the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The difference in unified management fees among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.
The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets alone, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fee Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended December 31, 2021	Class I	Class II
VP International	1.01%	0.91%

A discussion regarding the basis for the Board’s approval of the fund’s investment advisory agreement is available in the fund’s semiannual report to shareholders dated June 30, 2021.

The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Rajesh Gandhi
Mr. Gandhi, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 2002 as an investment analyst. He became a portfolio manager in 2008. He has a bachelor’s degree in finance and real estate from the University of Wisconsin. He is a CFA charterholder.
Jim Zhao
Mr. Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as a senior investment analyst. He became a vice president and senior investment analyst in 2016 and a vice president and portfolio manager in 2017. He has a bachelor’s degree in physics and a master’s degree in civil and environmental engineering from Clarkson University and an MBA from Carnegie Mellon University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fund Performance
The fund has the same management team and investment policies as another fund in the American Century Investments family of funds, the International Growth Fund. The fees and expenses of the funds are similar, and they are managed with substantially the same investment objective and strategies. Notwithstanding these general similarities, VP International Fund and the International Growth Fund are separate mutual funds that have different investment performance. Differences in cash flows into the two funds, the size of their portfolios and specific investments held by the two funds, as well as the additional expenses of the insurance product, cause performance to differ.
Please consult the separate account prospectus for a description of the insurance product through which the fund is offered and its associated fees.
Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information, as well as any change to the investment objective of the fund. The Board of Directors and/or the advisor may change any other policies or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.
Fees and Expenses
The fees and expenses set forth herein are those of the fund only; for the fees and expenses associated with your variable annuity or variable life insurance contract, please consult your insurance product prospectus.
Because this fund is offered as an investment option under certain types of insurance contracts, the insurance company offering the fund performs recordkeeping and administrative services for fund shareholders that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay the insurance company a fee for performing those services. Also, the advisor or the fund’s distributor may make payments to insurance companies for various additional services, other expenses and/or the insurance companies’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by insurance companies for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such insurance companies for their sales activities, as well as the opportunity for the fund to be made available by such insurance companies; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the insurance companies; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate insurance companies about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to insurance companies to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. Ask your salesperson or visit your insurance company’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Additional Policies Affecting Your Investment
Purchase and Redemption of Shares
The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.
Under normal market conditions, the fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. We reserve the right to pay part or all of the proceeds for certain large redemptions in readily marketable securities instead of cash. A description of the requirements for large redemptions is included in the statement of additional information. Additionally, the fund may consider interfund lending to meet redemption requests. The fund is more likely to use these other methods to meet large redemption requests or during times of market stress.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
We may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be frequent trading if the sale is made:
•within seven days of the purchase; or
•within 30 days of the purchase, if it happens more than once per year.
The frequent trading limitations do not apply to the following types of transactions:
•purchases of shares through reinvested distributions (dividends and capital gains);
•redemption of shares to pay fund or account fees;
•transactions through automatic purchase or redemption plans;
In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.
American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Shares of the fund are not sold directly to the public, but rather to insurance company separate accounts for the purpose of offering the fund as an investment option under variable annuity or variable life insurance products. Purchases and redemptions of fund shares held in omnibus arrangements with insurance companies are aggregated and presented to the fund on a net basis, inherently making it more difficult for the fund to identify frequent trading practices or the shareholder who is effecting the transaction. American Century Investments monitors aggregate trades placed in insurance company separate accounts and works with each insurance company to identify investors engaging in frequent trading practices and impose restrictions to discourage such practices. Pursuant to Rule 22c-2 under the Investment Company Act of 1940, American Century Investments and each insurance company that uses an American Century Variable Portfolios, Inc. or American Century Variable Portfolios II, Inc. fund as an underlying investment vehicle has entered into an information sharing agreement that obligates the insurance company to: (i) provide certain information regarding shareholder transactions to American Century Investments upon its request; and (ii) impose restrictions on shareholder transactions when instructed by American Century Investments. Because American Century Investments relies on each insurance company to provide information and impose restrictions, our ability to monitor and discourage frequent trading may be dependent on the insurance company’s timely performance of such duties and restrictions may not be applied uniformly in all cases.

Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.
Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction. Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. In accordance with applicable law, we also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price, Distributions and Taxes
Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the class’s assets, minus any liabilities, divided by the number of shares of the class outstanding.
The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges to derive the market price. The factor is based on observable market data as provided by an independent pricing service. The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:
•if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•a debt security has been declared in default; or
•trading in a security has been halted during the trading day.
If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in March. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
You will participate in fund distributions, when they are declared, starting on the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.
Provided that all shareholders agree, the fund may utilize the consent dividend provision of Internal Revenue Code Section 565 which treats the income earned by the fund as distributed to the shareholders as of the end of the taxable year.
Taxes
Consult the prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.

Multiple Class Information
The fund offers multiple classes of shares. All classes are offered exclusively to insurance companies to fund their obligations under the variable annuity and variable life contracts purchased by their clients.
Class I and Class II shares have different fees and expenses. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different exchange privileges.
Rule 12b-1 Fees
Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s Class II shares have a 12b-1 plan. Under the plan, the fund’s Class II pays the distributor an annual fee of 0.25% of Class II average net assets for distribution services, including past distribution services. The distributor pays all or a portion of such fees to the insurance companies that make Class II shares available. Because these fees are used to pay for services that are not related to prospective sales of the fund, the class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the statement of additional information.

Financial Highlights
Understanding the Financial Highlights
The following financial information does not include fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, the performance shown would have been lower.
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years.
On a per-share basis, the table includes as appropriate
•share price at the beginning of the period
•investment income and capital gains or losses
•distributions of income and capital gains paid to investors
•share price at the end of the period
The table also includes some key statistics for the period as appropriate
•Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

VP International Fund

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$14.10	0.14	1.05	1.19	(0.02)	(0.41)	(0.43)	$14.86	8.75%	1.04%	1.29%	0.92%	0.67%	47%	$175,756
2020	$11.50	0.02	2.81	2.83	(0.06)	(0.17)	(0.23)	$14.10	25.88%	1.00%	1.36%	0.21%	(0.15)%	59%	$175,606
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
2017	$9.37	0.09	2.81	2.90	(0.09)	—	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
Class II
2021	$14.07	0.11	1.06	1.17	—(3)	(0.41)	(0.41)	$14.83	8.60%	1.19%	1.44%	0.77%	0.52%	47%	$50,432
2020	$11.48	0.01	2.79	2.80	(0.04)	(0.17)	(0.21)	$14.07	25.65%	1.15%	1.51%	0.06%	(0.30)%	59%	$48,151
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919
2017	$9.36	0.06	2.82	2.88	(0.08)	—	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

Notes

Notes

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated December 31, 2021.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports by contacting American Century Investments at the address or telephone numbers listed below, or online at americancentury.com/vpdocs. You may also ask questions about the fund or your accounts by contacting the insurance company through which you purchased the fund.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments
P.O. Box 419786
Kansas City, Missouri 64141-6786
1-800-378-9878 or 816-531-5575

Investment Company Act File No. 811-05188
CL-PRS-91584   2209